SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 14, 2002

                 BANK UNITED CORP. LITIGATION CONTINGENT PAYMENT
                                  RIGHTS TRUST
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-32301                          76-6168223
      (State or Other            (Commission File               (I.R.S. Employer
      Jurisdiction of                Number)                 Identification No.)
      Incorporation)

3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

     On June 14, 2002, the Bank United Corp. Litigation Contingent Payment Rights Trust (the "Litigation Trust") issued the press release attached as
Exhibit 99.1, which is hereby incorporated herein by reference, announcing the plaintiffs' decision to appeal all adverse rulings against them in the forbearance litigation against the U.S. Government. These adverse rulings include the U.S. Court of Federal Claims' October 29, 2001 ruling that the plaintiffs were not entitled to any lost profits damages and its April 16, 2002 denial of certain motions made by plaintiffs. The plaintiffs' filed a Notice of Appeal to the U.S. Court of Appeals for the Federal Circuit on June 14, 2002, a copy of which is attached as Exhibit 99.2, which is hereby incorporated herein by reference. The description of such rulings, motions and notice is qualified in its entirety to the full text of such rulings, motions and notice.


Item 7.   Financial Statements and Exhibits.

     (c) The following exhibits are filed with this report:

      Exhibit Number                            Description

           99.1                   Press Release Issued June 14, 2002.

           99.2                   Notice of Appeal Filed June 14, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           BANK UNITED CORP. LITIGATION CONTINGENT
                           PAYMENT RIGHTS TRUST


                           By: /s/Jonathon K. Heffron
                           Name:  Jonathon K. Heffron
                           Title: Litigation Trustee

Dated: June 18, 2002


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                                  Exhibit Index

        Exhibit Number                            Description

             99.1                   Press Release Issued June 14, 2002.

             99.2                   Notice of Appeal Filed June 14, 2002.